GUIDESTONE FUNDS

Supplement dated June 17, 2011

to

Prospectus dated April 30, 2011

This supplement provides new and additional information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.

I. CHANGES TO DATE TARGET FUNDS

The following language is added to the last sentence of the sixth bullet point under the heading “Principal Investment Strategies” for each of the Date Target Funds with individual references found on pages 5, 9, 13, 17 and 21:

•	On a temporary basis and until further notice, the target allocation for the Money Market Fund may increase up to 20%.

II. CHANGES TO ASSET ALLOCATION FUNDS

The following language is added to the last sentence of the third bullet point under the heading “Principal Investment Strategies” for each of the Asset Allocation Funds with individual references found on pages 25, 28, 31, 34, 37, 40, 43 and 46:

•	On a temporary basis and until further notice, the target allocation for the Money Market Fund may increase up to 15%.

III. CHANGES TO REAL ESTATE SECURITIES FUND

Under the heading “Fees and Expenses” on page 69, the Annual Operating Expenses table is deleted in its entirety and replaced with the following:

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
GS4 Class
Management fee	0.71%
Other expenses	0.40%
Total annual operating expenses	1.11%
Fee waiver & expense reimbursement(1)	0.00%
Net annual operating expenses(2)	1.11%

(1)

The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit total Fund operating expenses, before expense payments by broker-dealers, to 1.29% for the GS4 Class (excluding interest, taxes, brokerage commissions, extraordinary expenses, acquired Fund fees and expenses and expenses incurred in connection with the short sales of securities). This contractual waiver

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and reimbursement applies to direct Fund operating expenses only and, should it be needed, will remain in place until April 30, 2012. The “Fee waiver and expense reimbursement” may also include the waiver of shareholder service fees attributable to the Fund’s cash balances invested in the Money Market Fund. If expenses fall below the levels noted above within three years after the Adviser has made such a waiver or reimbursement, the Fund may repay the Adviser so long as the repayment does not cause the Fund to exceed its expense limitation during the year in which the repayment is made and the expense limitation in place during the year in which the waivers were originally incurred. This contractual waiver and reimbursement can only be terminated by the GuideStone Funds’ Board of Trustees.

(2)	The expense information in the table has been restated to reflect current shareholder servicing and recordkeeping fees and a decrease in management fees for the GS4 Class.

Under the heading “Fees and Expenses” on page 69, the Expense Example table is deleted in its entirety and replaced with the following:

GS4 Class
1 Year	$113
3 Years	$353
5 Years	$612
10 Years	$1,352

IV. CHANGES TO INTERNATIONAL EQUITY FUND

In the section disclosing “Sub-Advisers and Portfolio Managers” on page 84, the disclosure titled “Lazard Asset Management LLC”, “MFS Institutional Advisors, Inc.”, “Mondrian Investment Partners Ltd.” and “UBS Global Asset Management (Americas) Inc.” should be deleted in their entirety and the following added:

Baillie Gifford Overseas Limited
James Anderson Head of Long Term Global Growth and Portfolio Manager	Since June 2011

Sarah Whitley Head of Japanese Equity and Portfolio Manager	Since June 2011

Kavé Sigaroudinia Portfolio Manager	Since June 2011

Tom Coutts Head of European Equities and Portfolio Manager	Since June 2011

Tom Record, CFA Portfolio Manager	Since June 2011

Nick Thomas, CFA Director, Institutional Clients Department and Portfolio Manager	Since June 2011

David Salter Director, Institutional Clients Department and Portfolio Manager	Since June 2011

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MFS Institutional Advisors, Inc.
Marcus L. Smith Investment Officer Director of Equity – Asia and Equity Portfolio Manager	Since June 2011

Mondrian Investment Partners Ltd.
Elizabeth Desmond, CFA Chief Investment Officer – International Equities	Since August 2001

Russell Mackie Senior Portfolio Manager	Since August 2001

Bilgin Soylu, Ph.D. Portfolio Manager	Since August 2001

The Clifton Group Investment Management Company
Jay Strohmaier, CFA Senior Portfolio Manager	Since July 2011

Daniel Wamre, CFA Portfolio Manager	Since July 2011

Alex Zweber, CFA Portfolio Manager	Since July 2011

Under the heading “Sub-Advisers” for the International Equity Fund beginning on page 103, the paragraphs titled “Lazard Asset Management LLC”, “MFS Institutional Advisors, Inc.”, Mondrian Investment Partners Ltd.” and “UBS Global Asset Management (Americas) Inc.” should be deleted in their entirety and the following added:

Baillie Gifford Overseas Limited (“Baillie Gifford”), Colton Square, 1 Greenside Row, Edinburgh EH1 3AN, United Kingdom: Baillie Gifford is an investment management firm wholly-owned by Baillie Gifford & Co. Founded in 1983, it is the firm through which Baillie Gifford & Co. provides investment management services for clients located outside of the United Kingdom. Baillie Gifford is registered as an adviser under the Investment Advisers Act of 1940, as amended, for U.S. clients. As of March 31, 2011, the firm had assets under management of approximately $119 billion. Baillie Gifford uses a team approach to manage an assigned portion of the International Equity Fund. The EAFE Plus Alpha Portfolio Construction Group is chaired by James Anderson, Head of Long Term Global Growth and Portfolio Manager, and includes: Sarah Whitley, Head of Japanese Equity and Portfolio Manager; Kavé Sigaroudinia, Portfolio Manager; Tom Coutts, Head of European Equities and Portfolio Manager; Tom Record, CFA, Portfolio Manager; Nick Thomas, CFA, Director, Institutional Clients Department and Portfolio Manager; and David Salter, Director, Institutional Clients Department and Portfolio Manager. Each member of the team has more than five years of experience with Baillie Gifford.

MFS Institutional Advisors, Inc. (“MFSI”), 500 Boylston Street, Boston, Massachusetts 02116: MFSI, a subsidiary of Massachusetts Financial Services Company (“MFS”), was created in 1970 and registered as an adviser under the Investment Advisers Act of 1940, as amended, in 1994. MFS is America’s oldest mutual fund organization. MFS and the firm’s predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. As of March 31, 2011, net assets under management of the MFS organization were approximately $229 billion. Marcus L. Smith, Investment Officer and the portfolio manager for the International Concentrated strategy, has overall responsibility and final authority for portfolio construction of an assigned portion of the International Equity Fund managed by MFSI. Mr. Smith has served as a portfolio

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manager at MFS since 2001 and has 20 years of industry experience. In addition, Mr. Smith is Director of Asian Research at MFS.

Mondrian Investment Partners Ltd (“Mondrian”), 10 Gresham, London, EC2V JD, United Kingdom: Mondrian was founded and SEC registered in 1990 under the name Delaware International Advisers Limited. On September 24, 2004, a senior management team, together with private equity funds sponsored by Hellman & Friedman LLC, a leading private equity firm, completed the acquisition of Delaware International Advisers Limited from Delaware Management Holdings, Inc. Upon closing of the transaction, the firm changed the name to Mondrian. The London based firm is a value-oriented, global equity and fixed-income manager serving primarily institutional clients. The firm uses a team-based approach to investment analysis and portfolio construction to manage an assigned portion of the International Equity Fund. With $70 billion in assets under management as of March 31, 2011, Mondrian is amongst the largest active managers of international and global assets for U.S. institutional investors. Mondrian’s equity team consists of 40 dedicated investment professionals, with all fund managers having analyst responsibilities. Mondrian’s portfolios are managed on a team basis through the Equity Strategy Committee. Individual account assignments are assigned to a lead portfolio manager and a clearly identified back-up portfolio manager. The portfolio managers assigned to the International Equity Fund are Elizabeth Desmond, CFA, Chief Investment Officer – International Equities, Russell Mackie, Senior Portfolio Manager, and Bilgin Soylu, Ph.D., Portfolio Manager. Ms. Desmond has been with Mondrian for 20 years, is responsible for portfolio management and research and is a member of the Equity Strategy Committee. Mr. Mackie has been with Mondrian for 13 years, and is responsible for European stock investments and is a member of the Equity Strategy Committee. Dr. Soylu has been with Mondrian for 10 years and is responsible for Asian and European stock investments. Each has 100% discretion over the International Equity Fund’s portfolio account.

The Clifton Group Investment Management Company (“Clifton”), 3600 Minnesota Drive, Suite 325, Minneapolis, Minnesota 55435: Founded in 1972, Clifton is a Minneapolis based registered investment adviser that delivers customized investment solutions to institutional investors. The firm specializes in improving efficiency and returns while reducing performance risk through low-cost, derivative-based strategic investment applications. As of March 31, 2011, the firm had assets under management of approximately $33.2 billion. Clifton uses a team approach to manage an assigned portion of the International Equity Fund. The team is led by Jay Strohmaier, CFA, Senior Portfolio Manager, and includes Daniel Wamre, CFA, Portfolio Manager, and Alex Zweber, CFA, Portfolio Manager. Mr. Strohmaier returned to Clifton in 2009, and prior to rejoining the firm, he worked for Cargill, Peregrine Capital Management and Advantus Capital Management where his responsibilities included research, portfolio management, trading, marketing and client service. Mr. Strohmaier has 27 years of investment experience. Mr. Wamre joined Clifton full-time in 1998 and has over 15 years of investment experience. Mr. Zweber joined Clifton in 2006 as an Investment Analyst and was promoted to Portfolio Manager in 2010. He has five years of investment experience.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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GUIDESTONE FUNDS

Supplement dated June 17, 2011

to

Statement of Additional Information dated April 30, 2011

This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”). It should be retained and read in conjunction with the SAI.

Effective June 1, 2011, BlackRock, Inc., the parent company to BlackRock Advisors, LLC, the sub-adviser to the Money Market Fund, and BlackRock Financial Management, Inc., a sub-adviser to the Low-Duration Bond Fund and the Inflation Protected Bond Fund, completed a transaction to repurchase Bank of America Corporation’s share of BlackRock, Inc. There has been no change of investment personnel or to the services provided to the Money Market Fund, Low-Duration Bond Fund or the Inflation Protected Bond Fund as a result of this transaction.

In the section describing Control Persons of Sub-Advisers for the Money Market Fund and Low-Duration Bond Fund on page 47 and the Inflation Protected Bond Fund on page 48, the paragraphs titled “Blackrock Advisors, LLC” and “BlackRock Financial Management, Inc.” should be deleted in their entirety and replaced with the following, respectively:

BlackRock Advisors, LLC (“BA”), 100 Bellevue Parkway, Wilmington, Delaware 19809: BA is an indirect wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), a premier provider of global investment management and risk management products with approximately $3.65 trillion in assets under management as of March 31, 2011. BlackRock is independent in ownership and governance, with no single majority stockholder and a majority of independent directors. Total economic ownership of BlackRock is: The PNC Financial Services Group (“PNC”) owns approximately 21.7%; Barclays Bank PLC (“Barclays”) owns approximately 19.7%; and institutional investors, employees and the public own approximately 58.6%. The approximate breakdown for voting BlackRock common stock is: PNC owns 24.6%; Barclays owns 2.2%; and institutional investors, employees and the public own 73.2%.

BlackRock Financial Management, Inc. (“BFM”), 55 East 52nd Street, New York, New York 10055: BFM is an indirect wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), a premier provider of global investment management and risk management products with approximately $3.65 trillion in assets under management as of March 31, 2011. BlackRock is independent in ownership and governance, with no single majority stockholder and a majority of independent directors. Total economic ownership of BlackRock is: The PNC Financial Services Group (“PNC”) owns approximately 21.7%; Barclays Bank PLC (“Barclays”) owns approximately 19.7%; and institutional investors, employees and the public own approximately 58.6%. The approximate breakdown for voting BlackRock common stock is: PNC owns 24.6%; Barclays owns 2.2%; and institutional investors, employees and the public own 73.2%.

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In the section describing Control Persons of Sub-Advisers for the International Equity Fund beginning on page 51, the paragraphs titled “Lazard Asset Management LLC” and “UBS Global Asset Management (Americas) Inc.” should be deleted in their entirety and the following added:

Baillie Gifford Overseas Limited (“Baillie Gifford”), Colton Square, 1 Greenside Row, Edinburgh EH1 3AN, United Kingdom: Baillie Gifford is wholly-owned by Baillie Gifford & Co., an independent investment management firm based in Edinburgh, Scotland.

The Clifton Group Investment Management Company (“Clifton”), 3600 Minnesota Drive, Suite 325, Minneapolis, Minnesota 55435: Clifton is a Minneapolis based registered investment adviser. Governance of Clifton is vested with the firm’s Board of Directors. The voting shareholders’ ownership is as follows: Michael E. Dougherty 49.23%; Thomas J. Abood 13.69%; Gerald A. Kraut 11.65%; and Kathleen A. Dougherty 5.43%. The remaining voting ownership is held by the principals of Clifton: Jack Hanson 6.85%; Thomas Lee 6.85%; and Orison Chaffee 6.30%. Mr. Dougherty is the majority owner and Chairman of Dougherty Financial Group LLC (“DFG”), a financial services holding company. Mr. Abood is Executive Vice President, Secretary, General Counsel and a Director of DFG and Chairman of the Board of Clifton. Mr. Kraut is an Executive Vice President of DFG and President of Dougherty & Company LLC. Mr. Hansen is a Director and the Chief Investment Officer of Clifton. Mr. Lee is a Portfolio Manager, and Mr. Chaffee is the Managing Principal of Clifton.

The Other Accounts Managed chart, beginning on page 53, is amended to delete the references to “Lazard Asset Management LLC” and “UBS Global Asset Management (Americas) Inc.”, to replace portfolio manager information for “MFS Institutional Advisors, Inc.” and “Mondrian Investment Partners Ltd.” and to add information for “Baillie Gifford Overseas Limited” and “The Clifton Group Investment Management Company”, which is current as of March 31, 2011:

Sub-Advisers Portfolio Managers	Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.	For other accounts managed by Portfolio Manager(s) within each category below, number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the
							performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)
Baillie Gifford Overseas Limited
James Anderson	5	$11,848	2	$4,217	56	$19,289	N/A	N/A	N/A	N/A	N/A	N/A
Sarah Whitely	N/A	N/A	6	$713	2	$238	N/A	N/A	N/A	N/A	2	$238
Kavé Sigaroudinia	5	$11,848	1	$203	36	$12,207	N/A	N/A	N/A	N/A	2	$9,778
Tom Coutts	N/A	N/A	6	$666	22	$1,569	N/A	N/A	N/A	N/A	1	$200
Tom Record, CFA	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Nick Thomas, CFA	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
David Salter	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
MFS Institutional Advisors, Inc.
Marcus L. Smith	11	$10,000	1	$597	23	$5,000	N/A	N/A	N/A	N/A	1	$446
Mondrian Investment Partners Ltd.
Elizabeth Desmond, CFA	10	$3,596	5	$3,794	19	$6,931	N/A	N/A	N/A	N/A	N/A	N/A
Russell Mackie	5	$1,459	3	$302	23	$2,686	N/A	N/A	N/A	N/A	N/A	N/A
Bilgin Soylu, Ph.D.	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
The Clifton Group Investment Management Company
Jay Strohmaier, CFA	N/A	N/A	1	$1,570	13	$1,508	N/A	N/A	N/A	N/A	N/A	N/A
Daniel Wamre, CFA	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Alex Zweber, CFA	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

In the section describing Portfolio Manager Compensation beginning on page 60, the paragraphs pertaining to “Lazard Asset Management LLC ”, “MFS Institutional Advisors, Inc.” and “UBS Global Asset Management (Americas) Inc.” should be deleted in their entirety and the following added, which are current as of March 31, 2011:

Baillie Gifford Overseas Limited (“Baillie Gifford”). Baillie Gifford’s compensation package is oriented towards rewarding long-term contributions to both investment performance and the business overall. The remuneration of non-partner portfolio managers at Baillie Gifford has three key elements: (i) fixed base salary; (ii) a company-wide all staff bonus of no less than 10% of salary; and (iii) a performance related bonus referred to as the Investment Departments’ Incentive Bonus Scheme.

Performance for non-partner portfolio managers is measured in two ways. Half of the bonus is based on individual performance. This is determined by the individual’s line manager at the annual appraisal, at which staff are assessed against key competencies and pre-agreed objectives. The remaining half is determined by the three-year, pre-tax investment performance of the individual’s team against the relevant benchmark index. For individuals with dual portfolio responsibilities, the three-year bonus is split 50/50 between the portfolios. These calculations are ring-fenced rather than averaged to ensure that extremes of performance in either portfolio will not disproportionately impact bonus payments.

In addition to base salary and bonus, all staff over the age of 25 is invited to join the Baillie Gifford Group Personal Pension Plan. The firm also facilitates the payment of contributions to approved self-invested personal pension arrangements. For very senior non-partner staff, Baillie Gifford offers a deferred bonus scheme. This scheme defers a quarter of an individual’s bonus at the end of the bonus year. This amount is matched by the firm and held for three years during which it is linked to the overall profitability of the firm.

Partner remuneration comprises a fixed base salary and a share of the partnership profits. The profit share is calculated as a percentage of total partnership profits based on seniority, role within Baillie Gifford and length of service. The basis of the profit share is detailed in the Baillie Gifford Partnership Agreement. The main staff benefits, such as pension benefits, are not available to partners, who therefore provide for benefits from their own personal funds.

MFS Institutional Advisors, Inc. Portfolio manager total cash compensation is a combination of base salary and performance bonus:

•	Base Salary – Base salary represents a smaller percentage of portfolio manager total cash compensation than the performance bonus.

•	Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter. The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three- and five-year periods relative to peer group universes and/or indices (“benchmarks”). As of March 31, 2011, the performance bonus of Marcus L. Smith was not based on the pre-tax performance of the fund relative to a benchmark. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the Massachusetts Financial Services Company (“MFS”) Equity Plan. Equity interests and/or options to acquire equity interests in MFS or MFS’ parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

Finally, portfolio managers also participate in benefits plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Under the heading “Appendix B - Descriptions of Proxy Voting Procedures” beginning on page B-1, the paragraphs pertaining to “Lazard Asset Management LLC ” and “UBS Global Asset Management (Americas) Inc.” should be deleted in their entirety and the following added:

Baillie Gifford Overseas Limited (“Baillie Gifford”). Baillie Gifford endeavors to vote all proxies in all markets. However, it is difficult to vote in some overseas markets because of costly trading restrictions and share blocking, which means that the firm is unable to sell from the time that a vote is cast until the close of the company meeting. This is clearly a risk to clients, particularly if Baillie Gifford believes it is in the clients’ best interests to sell the shares. Therefore, Baillie Gifford will only vote in those markets where the firm considers the benefits of voting clients’ shares, such as approving a merger or acquisition, exceed the risks involved.

The Corporate Governance Team develops and administers the firm’s Global Corporate Governance Principles and Guidelines (the “Guidelines”). The Corporate Governance Team sits alongside the investment teams and is supported by personnel dedicated to the voting of proxies. In evaluating each proxy, the Corporate Governance Team follows the Guidelines. In addition, third party analysis, Baillie Gifford’s own research and discussions with company management are considered. If a proxy involves a non-routine matter, the Corporate Governance Team will consult with the appropriate investment team regarding the proposed vote. If a vote is cast contrary to the Guidelines, the reasons for the vote are documented.

The Corporate Governance Team is also responsible for monitoring possible material conflicts of interest with respect to proxy voting. Application of the Guidelines to vote proxies will in most instances adequately address any possible conflicts of interest. However, Baillie Gifford does not rigidly apply the Guidelines. For proxy votes that involve a potential conflict of interest, that are inconsistent with (or not covered by) the Guidelines but that are consistent with management’s recommendation, the Management Committee, which comprises five senior Baillie Gifford partners, will review the voting rationale, consider whether business relationships between Baillie Gifford and the company have influenced the proposed inconsistent vote and decide the course of action to be taken in the best interest of clients. The Management Committee’s decision and rationale are documented.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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